UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2025

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

DevvStream Accepted into Singapore Carbon Market Alliance (SCMA), Focused on Carbon Credits Aligned with Article 6

Calgary, Alberta, April 14, 2025 – DevvStream Corp. (“DevvStream” or the “Company”) (Nasdaq: DEVS), a leading carbon credit project co-development and generation firm specializing in technology-based solutions, today announced its admittance into the Singapore Carbon Market Alliance (“SCMA”), an invitation-only platform developed by the Singapore Economic Development Board in cooperation with IETA, the first international, multi-sector organization devoted to pricing and trading greenhouse gas reductions commercially. The SCMA’s primary focus is on high-integrity carbon credits that are aligned with Article 6 of the Paris Agreement. Singapore currently has Article 6 implementation agreements in place with Ghana, Papua New Guinea, Bhutan, Peru and Chile and has MOUs with several additional countries.

Why Article 6 is Important to DevvStream

Article 6 of the Paris Agreement is a crucial part of the global climate framework, as it provides mechanisms for nations to collaborate in reducing their greenhouse gas emissions via carbon credits. While these mechanisms typically involve governments, companies like DevvStream can play a crucial role in developing and managing projects that produce Article 6-eligible carbon credits. As a project developer in the SCMA, DevvStream will have the opportunity to connect with prospective buyers of Article 6 carbon credits through various events.

“When COP29 members authorized emissions trading under Article 6.4 last year in Baku, the vision was to create a global compliance carbon market that will create a level of demand that would dwarf the demand we currently see in the Voluntary Carbon Market,” said Sunny Trinh, CEO of DevvStream. “As such, any credit that has a realistic pathway to Article 6 compliance should be reasonably expected to trade at a substantial premium, and initial evidence suggests this is indeed the case. DevvStream is proud to have been invited to join the SCMA.”

About DevvStream

Founded in 2021, DevvStream is a leading authority in the use of technology in carbon project development. The Company's mission is to create alignment between sustainability and profitability, helping organizations achieve their climate initiatives while directly improving their financial health.

With a diverse approach to the carbon market, DevvStream operates across three strategic domains: (1) an offset portfolio consisting of nature-based, tech-based, and carbon sequestration credits for immediate sale to corporations and governments seeking to offset their most difficult-to-reduce emissions; (2) project investment, acquisitions, and industry consolidation to extend the company’s reach, allowing it to become a full end-to-end solutions provider; and (3) project development, where the company serves as project manager for eligible activities such as EV charging in exchange for a percentage of generated credits.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Form 8-K may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts and generally relate to future events, trends or DevvStream’s future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. These forward-looking statements include statements regarding DevvStream’s intentions, beliefs, projections, outlook, analyses and current expectations concerning, among other things, DevvStream’s ability to continue as a going concern and to realize the benefits of its recently completed business combination, DevvStream’s ability to remain listed on Nasdaq, the volatility of the market price and the liquidity of DevvStream’s common shares, the impact from future regulatory, judicial, legislative or regulatory changes in DevvStream’s industry, the trends in the carbon credit markets, future performance and anticipated financial impacts of certain transactions by DevvStream or others, the growth and value of the global carbon credit market traded value, the potential of carbon credits to provide carbon emission reductions and reduce carbon emissions to limit global warming, estimated CO2 capture, sequestration, decarbonization or storage capacities or potentials of different projects in which DevvStream is investing, or DevvStream’s opportunity pipeline and the ability of such opportunities to generated carbon or tax credits each year, or the  market growth and value of international renewable energy certificates, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by DevvStream and its management are inherently uncertain and subject to material change. Given these risks, uncertainties, and other factors, you should not place undue reliance on these forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.

These forward-looking statements are expressed in good faith, and DevvStream believes there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and DevvStream is under no obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Readers should carefully review the statements set forth in filings made by, or to be made by, DevvStream from time to time with the SEC and with the Canadian securities regulatory authorities. This Form 8-K is not an offer to sell or the solicitation of an offer to buy, any securities of DevvStream and is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in DevvStream. All subsequent written and oral forward-looking statements concerning DevvStream or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2025
DEVVSTREAM CORP.

	By:	/s/ David Goertz
	Name:	David Goertz
	Title:	Chief Financial Officer